UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                   of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 23, 2000


                        NORFOLK SOUTHERN CORPORATION
                        ----------------------------
           (Exact name of Registrant as specified in its charter)


       Virginia                     1-8339               52-1188014
 ------------------            -----------------       -----------------
(State or other jurisdiction   Commission File Number      IRS Employer
 of incorporation)                                     Identification Number


        Three Commercial Place
          Norfolk, Virginia                         23510-2191
-------------------------------                    --------------
(Address of principal executive offices)             (Zip Code)


                               (757) 629-2600
                      ---------------------------------
                      (Registrant's telephone number,
                            including area code)


                                 No Change
       --------------------------------------------------------------
       (Former name or former address, if changed since last report)





ITEM 5.     Other Events.

      On May 23, 2000, Norfolk Southern Corporation (the "Corporation") issued and sold $300,000,000 aggregate principal amount of its 8 3/8% Notes due May 15, 2005 (the "8 3/8% Notes") and $300,000,000
      aggregate principal amount of its 8 5/8% Notes due May 15, 2010 (the "8 5/8% Notes," and, together with the 8 3/8% Notes, the "Securities"). The Securities were issued pursuant to the Corporation's Underwriting Agreement, dated May 17, 2000 (the "Base Underwriting Agreement") and the Pricing Agreement, dated May 17, 2000 (the "Pricing Agreement," and together with the Base Underwriting Agreement, the "Underwriting Agreement") between the Corporation and Merrill Lynch and Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in the Pricing Agreement (the "Underwriters"), which Pricing Agreement incorporates in its entirety all the provisions of the Base Underwriting Agreement. The Securities were issued under the Indenture, dated as of January 15, 1991, between the Corporation and U.S. Trust Bank National Association, formerly known as First Trust of New York, National Association, as successor trustee (the "Trustee"), as supplemented by a First Supplemental Indenture, dated as of May 19, 1997, between the Corporation and the Trustee, a Second Supplemental Indenture, dated as of April 26, 1999, between the Corporation and the Trustee and a Third Supplemental Indenture, dated May 23, 2000, between the Corporation and the Trustee.

ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits:

                  1.1(a) Base Underwriting Agreement of the Corporation, dated May 17, 2000.

                  1.1(b) Pricing Agreement, dated May 17, 2000, among the Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters named in the Pricing Agreement.

                  4.1 Third Supplemental Indenture, dated May 23, 2000, between the Corporation and U.S. Bank Trust National Association, as Trustee.

                  5.1 Opinion of William A. Noell, Jr., General Solicitor- Corporate of the Corporation.

                  5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Corporation.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:May 24, 2000            NORFOLK SOUTHERN CORPORATION
                                          (Registrant)

                              By:  /s/ Dezora M. Martin
                                   ----------------------------
                                   Dezora M. Martin
                                   Corporate Secretary



                               EXHIBIT INDEX

Exhibit
Number                              Description
-------                             -----------

1.1(a)            Base Underwriting Agreement of the Corporation, dated May
                  17, 2000.

1.1(b) Pricing Agreement, dated May 17, 2000, among the Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters named in the Pricing Agreement.

4.1 Third Supplemental Indenture, dated May 23, 2000, between the Corporation and U.S. Bank Trust National Association, as Trustee.

5.1               Opinion of William A. Noell, Jr., General
                  Solicitor-Corporate of the Corporation.

5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Corporation.